================================================================================

                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                    ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12.

                                  CNBC BANCORP
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                XXXXXXXXXXXXXXXX
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

================================================================================

                                [GRAPHIC OMITTED]

                               [CNBC BANCORP LOGO]

                  NOTICE OF 2000 ANNUAL MEETING OF SHAREHOLDERS


TO THE SHAREHOLDERS OF CNBC BANCORP:

         Notice is hereby given that the 2000 Annual Meeting of Shareholders of CNBC Bancorp (the "Annual Meeting") will be held at 100 E. Wilson Bridge Rd., Worthington, Ohio 43085 on Tuesday, April 25, 2000 at 8:30 a.m. for the following purposes:

1.       To elect five (5) directors for three-year terms expiring in 2003.

2. To ratify the selection of Crowe, Chizek and Company, LLC as independent auditors for CNBC Bancorp.

3. To consider and act upon such other matters as may properly come before the Annual Meeting and at any and all adjournments thereof.

         Shareholders of record at the close of business on March 9, 2000 are entitled to notice and to vote at said Annual Meeting and at any and all adjournments thereof.

                                        By Order of the Board of Directors,



                                        John A. Romelfanger
                                        Secretary of the Board


March 15, 2000

SHAREHOLDERS ARE REQUESTED BY THE BOARD OF DIRECTORS TO FILL OUT AND SIGN THE ENCLOSED FORM OF PROXY AND TO RETURN IT IN THE ACCOMPANYING SELF-ADDRESSED ENVELOPE AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. IF YOU DO ATTEND THE ANNUAL MEETING, YOU MAY THEN ELECT TO WITHDRAW YOUR PROXY AND VOTE IN PERSON. A STATEMENT RELATING TO THIS PROXY IS SET FORTH ON THE FOLLOWING PAGES.

                                 PROXY STATEMENT

                       VOTING RIGHTS AND PROXY INFORMATION
                       -----------------------------------

         The accompanying proxy is solicited by the Board of Directors of CNBC Bancorp ("Bancorp") for use at the Annual Meeting of Shareholders to be held on April 25, 2000 at 8:30 a.m. at 100 East Wilson Bridge Rd., Worthington, Ohio. When the proxy is properly executed and returned to Bancorp, the shares it represents will be voted at the Annual Meeting, in accordance with the instructions noted thereon, by the persons appointed by the proxy. If no instructions are indicated, the proxy will be voted in favor of all nominees equally for election as directors and in favor of the ratification of Bancorp's independent auditors. Any "broker nonvote" also will be deemed to be present for quorum purposes but will not be counted as voting with regard to the issue to which it relates. The shares represented by any proxy that directs abstention from the vote on any proposal will not be voted on such proposal, but will be included in calculating the shares represented by proxy at the Annual Meeting. Any shareholder may revoke his or her proxy at any time before it is voted by delivering an instrument revoking the proxy or a duly executed proxy bearing a later date to John A. Romelfanger, Treasurer and Secretary of Bancorp, or by voting in person at the Annual Meeting.

         Only those shareholders of record at the close of business on March 9, 2000 will be entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. On the record date, the outstanding voting securities of Bancorp entitled to vote at the Annual Meeting were 1,334,468 common shares, without par value. Each share is entitled to one vote, unless the shareholder chooses to elect directors by cumulative voting, which is described more fully on page four of this Proxy Statement.

         The Proxy Statement, together with the Notice of Annual Meeting of Shareholders, form of proxy, 1999 Annual Report and the 1999 Consolidated Financial Statements and Management's Discussion and Analysis, were first mailed to shareholders on March 17, 2000. In addition to using the mail, directors, officers and other employees of Bancorp and its wholly owned subsidiary Commerce National Bank ("Commerce"), acting on its behalf, may also solicit proxies. Proxies may be solicited personally, by telephone, or by telegram.


                                  ANNUAL REPORT
                                  -------------

         Bancorp's 1999 Annual Report and 1999 Consolidated Financial Statements accompanies this Proxy Statement. Bancorp will furnish without cost to any shareholder, upon request, a copy of the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission. Requests should be in writing and directed to John A. Romelfanger, Treasurer, CNBC Bancorp, 100 E. Wilson Bridge Rd., Worthington, Ohio, 43085.

                             PRINCIPAL SHAREHOLDERS
                             ----------------------

  The following table sets forth, as of February 29, 2000, information concerning each person known by Bancorp to be the beneficial owner of more than 5% of its Common Shares.

                 Name and Address of                            Amount and Nature of
                   Beneficial Owner                              Beneficial Owner (1)                  Percent of Class
                   ----------------                              --------------------                  ----------------

Thomas D. McAuliffe
4187 Olentangy Boulevard                                               93,635                                6.82%
Columbus, OH 43214

Donald R. Kenney
6871 Lake Trail Dr.                                                    76,728                                5.74%
Westerville, OH 43081

Michael Wren
4326 Olmstead Road                                                     74,013                                5.49%
New Albany, OH 43054

(1) The information contained in this column is based upon information furnished to Bancorp by the named individuals and the shareholder records of Bancorp. Except where otherwise indicated, this column represents the number of shares beneficially owned, which includes shares as to which a person has sole or shared voting and/or investment power. Shares beneficially owned include options and warrants totaling 36,253 for Mr. McAuliffe and 11,880 for Mr. Wren.

                              ELECTION OF DIRECTORS
                              ---------------------

         The Board of Directors of Bancorp presently consists of seventeen (17) members, divided into three classes. The directors in each class are elected for terms of three (3) years so that at each Annual Meeting the term of office of one class of directors expires. The terms of office of Messrs. Richard F. Ruhl, Peter C. Taub, John A. Tonti, Alan R. Weiler, and Michael Wren will expire on the day of the 2000 Annual Meeting, upon election of their successors.

         Proxies solicited hereunder granting authority to vote on the election of directors will be voted for the election of Messrs. Richard F. Ruhl, Peter C. Taub, John A. Tonti, Alan R. Weiler, and Michael Wren to serve for three-year terms ending in 2003 and until their successors are elected. However, if the election of directors is by cumulative voting, the persons appointed by the accompanying proxy intend to cumulate the votes represented by the proxies they receive and distribute such votes in accordance with their best judgment.

         All of the nominees are directors whose present terms of office will expire at the Annual Meeting. If any nominee is not available at the time of the election, proxies may be voted for a substitute. However, Bancorp has no reason to believe that any of the nominees will not be available.

         An affirmative vote of a majority of the shares represented at the Annual Meeting, in person and by proxy, is required to elect the listed nominees as directors of Bancorp. THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE ELECTION OF BANCORP'S NOMINEES FOR DIRECTORS.

         The following information is furnished with respect to each director and executive officer:

                                                     Director Continuously
                                                     Since Year Indicated        Common
                                                              For                Stock                Percentage
Director or       Principal Occupation               --------------------        Beneficially             of
Executive         or Employment for the                         Commerce         Owned as            Outstanding
Officer           Past Five Years            Age    Bancorp     National         of 3/9/2000(1)         Shares
-------------------------------------------------------------------------------------------------------------------

Thomas D.         Chief Executive            50      1996         1991             93,635              6.8%
McAuliffe         Officer and President
                  CNBC Bancorp and
                  Commerce National Bank

Loreto V.         President, Canini          36      1996         1996              3,540               .3%
Canini            and Pellecchia, Inc.

Mark S.           President, Corna/          50      1996         1991              9,713               .7%
Corna             Kokosing Construction
                  Company

Jameson           Vice President,            50      1996         1991             57,640              4.3%
Crane, Jr         Fairwood Investment
                  Co.

Judith A.         CEO, Exco                  63      1996         1991             10,974               .8%
DeVillers         Company

George A.         Owner, G.A.                57      1996         1991             30,462              2.3%
Gummer            Gummer & Assoc.

William L.        CEO, Columbus Sign         50      1996         1991             13,732              1.0%
Hoy               Company

William. G.       Principal and Senior       44      (3)          1998             22,512              1.7%
Huddle            Loan Officer, Commerce
                  National Bank

Douglas W.        Retired, Danka             57      1996         (2)              33,660              2.5%
James             Industries

Donald R.         Chairman, Triangle         56      1996         1991             76,728              5.7%
Kenney            Real Estate Services,
                  Inc.

Daniel M.         Principal and Senior       46      1996         1996             32,543              2.4%
Mahoney           Lending Officer, Commerce
                  National Bank

Samuel E.         President, McDaniel's      54      1996         1991              7,685               .6%
McDaniel          Painting and Construction
                  Inc.

Pamela S.         Principal, Controller      37      (3)          (2)               8,505               .6%
Miller            and Loan Review Officer
                  Commerce National Bank

Kent K.           Investment Broker,         51      1996         1991             57,938              4.3%
Rinker (4)        Financial Assets,
                  Corp.

John A.           Chief Operating and        39      (3)          1998             24,603              1.8%
Romelfanger       Chief Financial Officer
                  Commerce National Bank

Richard F.        Owner, Dick Ruhl           62      1996         1992             30,305              2.3%
Ruhl              Ford Sales, Inc.

David J.          Retired, Rimrock           57      1996         1991             47,064              3.5%
Ryan              Corporation

Peter C.          President, Atlas           56      1996         (2)              20,690              1.6%
Taub              Industrial
                  Holdings, LLC

John A.           President, West            54      1996         1991             20,416              1.6%
Tonti             Penn Foods, Inc.

Alan R.           CEO, Archer-Meek-          66      1996         1991             51,462              3.9%
Weiler            Weiler Agency, Inc.;
                  Board member of
                  Cincinnati Financial
                  Corporation

Michael           Owner, Michael             56      1996         (2)              62,133              4.7%
Wren              Wren and Associates

All directors and executive officers                                              734,002             49.6%
as a group (21 persons)

(1) Includes shares beneficially owned, which includes shares as to which a person has sole or shared voting and/or investment power.
(2)      Not currently a director of Commerce National Bank
(3)      Not currently a director of CNBC Bancorp
(4)      Serves as a non-elected advisory director only

                                CUMULATIVE VOTING
                                -----------------

         Under the General Corporation Law of Ohio, if notice in writing is given by any shareholder to the President, Vice President or the Secretary of Bancorp not less than forty-eight hours before the time fixed for holding the Annual Meeting, that the shareholder desires that the voting for election of directors shall be cumulative, and if the announcement of the giving of such notice is made upon the convening of the Annual Meeting, each shareholder will have cumulative voting rights. Cumulative voting means that each shareholder is entitled to that number of votes equal to the number of shares that he owns multiplied by the number of directors to be elected. Each shareholder may cast all of his or her votes for a single nominee or may distribute his or her votes among as many nominees as he or she sees fit. As indicated on page 3 of this Proxy Statement, if the election of directors is by cumulative voting, the persons appointed by the accompanying proxy intend to cumulate the vote represented by the proxies they receive and distribute such votes in accordance with their best judgment.

                      COMMITTEES OF THE BOARD OF DIRECTORS
                      ------------------------------------

         The Board of Directors of CNBC Bancorp currently has no formal committees. All formal committees are established under the oversight of the Commerce National Board of Directors. Currently, Commerce National has four established committees, which meet on a regular basis.

         These committees meet with management to review Commerce National's policies, procedures and operating performance on particular functional areas. The activities of all committees are reviewed by the Commerce National Board of Directors. These committees are established in accordance with the Bylaws of Commerce National, which may be changed from time to time by a majority vote of the Board of Directors of Commerce National.

         The Loan Committee is comprised of three directors (none of whom are officers of Commerce National) and Mr. McAuliffe. The primary responsibilities of the Committee are to review and approve loans over particular limits, approve all loans to insiders and review and approve changes to Commerce National's lending policies and procedures. All board members serve on the loan committee on a six-week rotating basis. The Committee met twenty-five times in 1999.

         The Funds Management Committee is comprised of not less than four outside directors, Mr. McAuliffe, Mr. Romelfanger and Ms. Miller. The outside directors currently serving on this committee included Mr. Gummer, Mr. Weiler, Mr. Ryan and Mr. Canini. The Committee meets quarterly, and its primary responsibilities include reviewing Commerce National's asset/liability interest rate sensitivity, reviewing and approving investment policies and reviewing the operating performance of Commerce National. The Committee met four times in 1999.

         The Compensation Committee is comprised of at least five directors and Mr. McAuliffe, who is a non-voting member, with its primary responsibilities being the review of personnel polices and practices and evaluation of senior management performance and compensation. The directors currently serving on the Committee include Mr. Corna, Mr. Ryan, Mr. Tonti, Mr. Ruhl, Mr. Crane and Mr. McDaniel. The Committee met five times in 1999.

         The Audit Committee is comprised of at least four directors, none of whom are officers of Commerce National. The Committee's primary responsibilities are the review of internal and external auditors' reports, review of internal loan review reports, and evaluation of the internal auditor and external audit firm. The directors currently serving on this committee include Mr. Canini, Mr. Hoy, Mr. Kenney and Ms. DeVillers. The Committee met four times in 1999.

         Each outside director is paid an attendance fee of $300 per Board of Directors meeting attended and $100 per committee meeting attended. CNBC Bancorp had three regularly scheduled meetings and Commerce National had twelve regularly scheduled meetings in 1999. No special meetings were called in 1999. The following directors, in the aggregate, attended less than 75% of these regularly scheduled meetings and the committees on which they serve: Donald R. Kenney and Richard F. Ruhl. Additionally, one director, Douglas W. James, who is a director of CNBC Bancorp only, attended less than 75% of the CNBC Bancorp meetings.

                        EXECUTIVE OFFICERS OF THE COMPANY

         The following table sets forth the names and ages of all executive officers of the Company and their positions.

        Name                    Age                               Position
        ----                    ---                               --------
Thomas D. McAuliffe              50         Chairman of the Board and President of CNBC Bancorp; Chairman of
                                            the Board, Chief Executive Officer and President of Commerce
                                            National Bank

John A. Romelfanger              39         Vice President, Secretary and Treasurer of CNBC Bancorp;
                                            Director, Chief Operating Officer and Chief Financial Officer of
                                            Commerce National Bank

Daniel M. Mahoney                46         Director and Vice President of CNBC Bancorp; Director, Vice
                                            President and Senior Lending Officer of Commerce National Bank

William G. Huddle                43         Director, Principal and Senior Lending Officer of Commerce
                                            National Bank

Pamela S. Miller                 37         Principal, Loan Review Officer and Controller of Commerce
                                            National Bank

                             EXECUTIVE COMPENSATION

The following table summarizes all annual and long-term compensation paid during the fiscal years ended December 31, 1999, 1998 and 1997 to Bancorp's President and the other most highly compensated executive officers of Bancorp whose total annual salary and bonus exceeded $100,000 during the fiscal year ended December 31, 1999 for services rendered in all capacities to Bancorp and Commerce National.

                                                                                                          Long-Term
                                                                                                          Compensation:
                                                                                                          Common Shares
Name and                    Fiscal                                            Other Annual                Underlying
Principal Position           Year      Salary ($)        Bonus($)           Compensation($)(1)            Options
------------------           ----      ----------        --------           ------------------            -------

Thomas D. McAuliffe          1999        $155,600         $50,000                 $35,000                 1,792
Chairman, President          1998        $140,000         $50,000                 $35,000                   591
and CEO                      1997        $125,000         $37,500                 $ 9,500                 1,720

John A. Romelfanger          1999        $101,000         $35,000                 $13,253                   987
Chief Operating Officer      1998        $ 92,000         $35,000                 $12,742                   402
and Chief Financial          1997        $ 83,500         $25,000                 $11,080                   580
Officer

Daniel M. Mahoney            1999        $ 85,000         $20,000                 $11,320                   797
Senior Lending Officer       1998        $ 82,500         $20,000                 $ 6,999                   361
                             1997        $ 76,500         $20,000                 $ 5,808                   520

------------
(1) Amounts contributed to the 401(k) savings plan by Commerce National and amounts accrued under deferred compensation plans.

                              EMPLOYMENT AGREEMENT

         Thomas D. McAuliffe, CNBC and Commerce National entered into an employment agreement on March 1, 1998, as amended effective December 31, 1998, pursuant to which Mr. McAuliffe serves as President and CEO of CNBC and of Commerce National. The employment agreement expires on February 28, 2003, subject to extension by mutual agreement of the parties. The employment agreement provides for an annual base salary of $140,000 per annum for fiscal year 1998, subject to annual percentage increases based upon increases in the diluted earnings per common share of CNBC. Annual bonuses may be awarded in the sole discretion of the Boards of Directors of CNBC and Commerce National. In addition, Commerce National contributes $25,000 per year to a trust established by Commerce National as a supplemental retirement benefit for Mr. McAuliffe's benefit.

         Mr. McAuliffe is eligible to participate in all retirement, welfare and other benefit plans or programs of Commerce National to the same extent as other Commerce National executive officers. In addition to any group life coverage, the employment agreement provides for Commerce National to keep in place and pay premiums on a life insurance policy on Mr. McAuliffe's life in the face amount of $2,000,000, with respect to which Mr. McAuliffe may designate the beneficiary. Commerce National also agrees to reimburse Mr. McAuliffe annually for any premiums paid by him to maintain in force an individual disability income policy.

         The employment agreement terminates automatically upon Mr. McAuliffe's death and at CNBC and Commerce National's option, in the event of his disability. The employment agreement is also terminable by CNBC and Commerce National "with cause" or "without cause" and Mr. McAuliffe may terminate the employment agreement "for good reason" or "without good reason" or upon a "change in control." If Mr. McAuliffe elects to terminate his employment following a "change in control," as such term is defined in the agreement, he is entitled to his unpaid cash compensation through the date of termination, any previously deferred compensation, accrued but unpaid vacation pay and severance payments and benefit continuation. Severance payments are calculated based on 2.99 times McAuliffe's prior year compensation, as defined, and are payable over a one-hundred twenty
(120) month period. In the event Mr. McAuliffe's employment is terminated by Commerce National "without cause" or by Mr. McAuliffe for "good reason," he will be entitled to receive, in addition to accrued but unpaid compensation and vacation pay, one year's worth of base salary and benefits plus the amount then held in the trust. If Mr. McAuliffe's employment is terminated by CNBC or Commerce National "for cause" or by Mr. McAuliffe "without good reason," he will only be entitled to receive his accrued (but unpaid) compensation and vacation pay, along with any compensation previously deferred by him.

         The employment agreement provides that during a two (2) year period following the termination of his employment with CNBC and Commerce National, unless terminated in the event of a disability, Mr. McAuliffe may not compete or become associated with any entity that competes with the business of CNBC or any of its subsidiaries in any geographic area where CNBC or any of its subsidiaries operates a office. In addition, during the two (2) year period referred to above (except by reason of a termination by Commerce National in the event of a disability), Mr. McAuliffe may not directly or indirectly, encourage or solicit, or assist any other person or firm in encouraging or soliciting anyone having a business relationship with Commerce National or any of its subsidiaries within the two (2) years preceding his termination of employment to terminate a business relationship with Commerce National or engage in a business relationship with a competitor.

                           EMPLOYEE STOCK OPTION PLANS

         In 1996, shareholders had approved the 1996 Non-Qualified Stock Option Plan, which consolidated all prior plans into one plan. A total of 168,171 shares are available for grant under the 1996 plan. In April, 1999, the shareholders of CNBC Bancorp adopted the 1999 Stock Option Plan providing for the grant of incentive and non-qualified stock options to certain directors and key employees of CNBC Bancorp and its subsidiaries. See footnote 11 to the financial statements for additional information regarding options granted and outstanding.

         The options are exercisable in whole or in part upon such terms and conditions as may be determined by the Board of Directors but, in no event, will options be exercisable later than 20 years after the date of grant. During 1999, a total of 8,713 stock options were granted to employees.

         The following tables contain certain information with respect to stock options granted in 1999 under the Company's 1996 Non-Qualified Stock Option Plan to the named executive officers.

                        OPTION GRANTS IN LAST FISCAL YEAR

                                                                                                          POTENTIAL REALIZED
                                    Individual Grants(1)                                                   Value at Assumed
                               ------------------------------                                               Annual Rates of
                                 Number of       % of Total                                                   Stock Price
                                Securities         Options                                                 Appreciation for
                                Underlying       Granted to                                                   Option Term
                                  Options       Employees in           Exercise          Expiration      ---------------------
Name                              Granted        Fiscal Year         Price ($/Sh)           Date         5% ($)        10% ($)
----                              -------        -----------         ------------           ----         ------        -------

Thomas D. McAuliffe                  790            9.1%                $28.25          1/1/2010         $14,035       $35,568
                                   1,092           12.5%                $31.50         12/31/2010        $21,000       $54,822
John A. Romelfanger                  278            3.1%                $28.25          1/1/2010         $ 4,939       $12,516
                                     709            8.1%                $31.50         12/31/2010        $13,635       $35,594
Daniel M. Mahoney                    249            2.8%                $28.25          1/1/2010         $ 4,424       $11,210
                                     448            5.1%                $31.50         12/31/2010        $ 8,616       $22,491
Wm. G. Huddle                        221            2.5%                $28.25          1/1/2010         $ 3,926       $ 9,950
                                     421            4.8%                $31.50         12/31/2010        $ 8,096       $21,135
Pamela S. Miller                     213            2.4%                $28.25          1/1/2010         $ 3,784       $ 9,590
                                     405            4.6%                $31.50         12/31/2010        $ 7,789       $20,332

-----------------
(1) Grants vest and become exercisable by optionee 33 1/3% per year beginning one year after the grant date.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

                                                                                     VALUE OF
                                                            # OF SECURITIES         UNEXERCISED
                                                              UNDERLYING           IN-THE-MONEY
                           SHARES           VALUE             UNEXERCISED           OPTIONS AT
                        ACQUIRED ON        REALIZED           OPTIONS FY-             FY-END
Name                     Exercise (#)         ($)              END (#)(1)             ($)(1)
----                     ------------      --------         ---------------      ----------------
Thomas D. McAuliffe                                           33,404/2,849       $680,500/$5,100
John A. Romelfanger         2,200           $57,354           19,951/1,448       $403,800/$1,800
Daniel M. Mahoney           1,500           $39,105           20,517/1,111       $418,400/$1,600
William. G. Huddle          2,400           $62,568           16,947/975         $347,400/$1,100
Pamela S. Miller                                               7,295/950         $141,800/$1,200

(1)  Values shown are for exercisable options/unexercisable options

               COMMERCE NATIONAL BANK DEFERRED COMPENSATION PLANS

         Commerce National has a non-qualified deferred compensation plan for directors. This plan permits the deferral of compensation earned until the participant's retirement. The participant's election to defer compensation must be made prior to the date the compensation is earned and all amounts deferred earn interest.

         In addition to the plan for Mr. McAuliffe which is described under "Employment Agreement" on page 7 of this Proxy Statement Commerce National has non-qualified compensation plans for three of its senior officers. A plan for Mr. Romelfanger became effective on December 31, 1994. Plans for Mr. Mahoney and Ms. Miller became effective on December 31, 1997. All plans require the officers to remain in the employ of Commerce National for 10 years from the effective date in order to receive any benefits thereunder and are funded by life insurance policies.

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
               ---------------------------------------------------

         Bancorp has appointed Crowe, Chizek and Company, LLC, Columbus, Ohio, as Bancorp's independent auditors for the fiscal year ending December 31, 2000. Crowe, Chizek and Company, LLC, has served as Bancorp and Commerce National's auditors since 1991. Services provided to Bancorp and Commerce National with respect to the year ended 1999 included the examination of Bancorp's consolidated financial statements and consultations on various tax matters. Representatives of Crowe, Chizek and Company, LLC will be present at the Annual Meeting to respond to appropriate questions and to make such statements as they may desire.

         In the event shareholders do not ratify the selection of Crowe, Chizek and Company, LLC as Bancorp's independent auditors for the forthcoming fiscal year, such appointment will be reconsidered by the Board.

         An affirmative vote of a majority of the shares represented at the Annual Meeting, in person and by proxy, is required to approve the ratification of the appointment of the independent auditors. THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE FOR RATIFICATION OF THE APPOINTMENT OF CROWE, CHIZEK AND COMPANY, LLC AS BANCORP'S INDEPENDENT AUDITORS FOR THE 2000 FISCAL YEAR.


                                  OTHER MATTERS
                                  -------------

         The Board of Directors does not know of any matters, other than the election of directors and the vote upon the 1999 Stock Option Plan, which will come before the Annual Meeting. In case any other matters should properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.


                SHAREHOLDER PROPOSALS FOR THE 2001 ANNUAL MEETING
                -------------------------------------------------

  Any shareholder who intends to present a proposal at the 2001 Annual Meeting of Shareholders must deliver the proposal to Bancorp no later than November 15, 2000 in order to have the proposal included in Bancorp's proxy material for that meeting. Any shareholder proposal submitted other than for inclusion in Bancorp's proxy materials for that meeting must be delivered to Bancorp no later than january 28, 2001, or such proposal will be considered untimely. If a shareholder proposal is received after January 28, 2001, Bancorp may vote in its discretion as to the proposal all of the shares for which it has received proxies for the 2001 Annual Meeting of Shareholders.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
             -------------------------------------------------------

         Based solely on written representations by its executive officers and directors, Bancorp believes that during the fiscal year ended December 31, 1999, all filing requirements under Section 16(a) of the Securities Exchange Act of 1934 applicable to its executive officers and directors were complied with.


                                        By Order of the Board of Directors,



                                        Thomas D. McAuliffe
                                        Chairman of the Board,
                                        President and Chief Executive Officer



March 15, 2000

                                  CNBC BANCORP
                                  ------------

                                      PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF CNBC BANCORP

         The undersigned hereby appoints Samuel E. McDaniel and William L. Hoy, and each of them, the proxies of the undersigned, with full power of substitution to vote all Common Shares of CNBC Bancorp, which undersigned is entitled to vote at the Annual Meeting of Shareholders of CNBC Bancorp, to be held April 25, 2000 and at any and all adjournments thereof, as specified below:

         1.       ELECTION OF DIRECTORS: Richard R. Ruhl, Peter C. Taub, John A. Tonti, Alan R. Weiler and Michael Wren.

                  _________ FOR all Nominees         __________ WITHHOLD AUTHORITY to Vote for All
                                                                Nominees

         (Instructions:  If you wish to withhold authority to vote for any individual nominee, write that nominee's name in the space below.)

         -------------------------------------------------------------------------------------

         2.       RATIFICATION OF INDEPENDENT AUDITORS:

                  _______  FOR              ________ WITHHOLD AUTHORITY         _______ ABSTAIN

         3.       In their direction, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

IF NO INSTRUCTION IS INDICATED, AUTHORITY IS GRANTED TO CAST THE VOTE OF THE UNDERSIGNED FOR THE ELECTION OF THE NOMINEES FOR DIRECTOR, FOR THE INCREASE IN AUTHORIZED COMMON SHARES, AND FOR THE RATIFICATION OF INDEPENDENT AUDITORS.

                                        Date:____________________________, 2000


                                        ----------------------------------------
                                        Signature

                                        ----------------------------------------
                                        Signature, if jointly held

                                        ----------------------------------------
                                        Print your name(s) here

_______ I WILL ATTEND THE ANNUAL MEETING OF SHAREHOLDERS.

NOTE: THE SIGNATURE(S) ON THIS PROXY SHOULD CORRESPOND WITH THE NAME(S) IN WHICH YOUR SHARES ARE REGISTERED. WHEN SHARES ARE REGISTERED JOINTLY IN THE NAMES OF TWO OR MORE PERSONS, ALL SHOULD SIGN. WHEN SIGNING AS AN ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE YOUR FULL TITLE AS SUCH. A PROXY GIVEN BY A CORPORATION SHOULD BE SIGNED IN THE CORPORATE NAME BY THE CHAIRMAN OF ITS BOARD OF DIRECTORS, ITS PRESIDENT, VICE PRESIDENT, SECRETARY OR TREASURER.